SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                April 5, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                             ALL-AMERICAN SPORTPARK, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Nevada                   0-024970                  88-0203976
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         6730 South Las Vegas Boulevard, Las Vegas, NV  89119
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (702) 798-7777
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 4.02 (a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On April 5, 2006, the President and Principal Financial and Accounting Officer of All-American SportPark, Inc. (the "Company") concluded that the previously issued financial statements contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, should not be relied upon because of the accounting errors contained therein. In particular the Company has determined that it should not have reported gains from the extinguishment of debt from related parties and that those transactions should have been treated as capital contributions during the years ended December 31, 2004, 2003 and 2002.

     The Company does not have an audit committee. The Company discussed the matters set forth herein with the Company's independent accountants, Piercy Bowler Taylor and Kern.

      The Company is preparing to file an amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2004, which will contain restated financial statements.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALL-AMERICAN SPORTPARK, INC.


Date:  April 14, 2006                  By: /s/ Ronald S. Boreta
                                           Ronald S. Boreta, President